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                                                                    Exhibit 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-89977) of The Kroger Co. of our report dated September 22, 2000 relating to the financial statements of the Fred Meyer, Inc. 401(k) Savings Plan, which appears in an exhibit to this Form 10-K/A.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Portland, Oregon
September 22, 2000